CERTIFICATION PURSUANT TO
RULE 30A-2(B) OF THE INVESTMENT COMPANY ACT OF 1940 AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Federal Life Trust (the “Registrant”) do hereby certify, to the best of each such officer’s knowledge, that:
1.	The report on Form N-CSR of the Registrant for the period ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

Date: September 1, 2009	/s/ William S. Austin
William S. Austin
President and Trustee

Date: September 1, 2009	/s/ Fred T. Barth
Fred T. Barth
Treasurer

9